Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1

Dated as of January 17, 2014

to

CREDIT AGREEMENT

Dated as of October 21, 2011

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of January 17, 2014 by and among Vistaprint N.V. (the “Parent”), Vistaprint Limited (the “Company”), Vistaprint Schweiz GmbH, Vistaprint B.V. and Vistaprint USA, Incorporated (collectively, the “Subsidiary Borrowers” and, together with the Parent and the Company, the “Borrowers”), the Lenders parties hereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), under that certain Credit Agreement, dated as of October 21, 2011, as amended and restated as of February 8, 2013, by and among the Borrowers, the other Subsidiary Borrowers party thereto from time to time, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrowers have requested that the requisite Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement;

WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1. Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 3 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended to insert the following definitions in the appropriate alphabetical order:

“Additional Term Lender” means, as of any date of determination, each Lender having an Additional Term Loan Commitment or that holds Additional Term Loans.

“Additional Term Loan Commitment” means (a) as to any Additional Term Lender, the aggregate commitment of such Additional Term Lender to make Additional Term Loans as set forth on Schedule 2.01 or in the most recent Assignment and Assumption or other documentation contemplated hereby executed by such Additional Term Lender and (b) as to all Additional Term Lenders, the aggregate commitment of all Additional Term Lenders to make Additional Term Loans, which aggregate commitment shall be $63,750,000 on the Amendment No. 1 Effective Date. After advancing the Additional Term Loans, each reference to an Additional Term Lender’s Additional Term Loan Commitment shall refer to that Additional Term Lender’s Applicable Percentage of the Additional Term Loans.

“Additional Term Loan Facility” means the loan facility hereunder pursuant to which Additional Term Lenders make Additional Term Loans pursuant to the terms of this Agreement.

“Additional Term Loans” means the term loans made by the Additional Term Lenders to the Parent pursuant to Section 2.01(d).

“Amendment No. 1 Effective Date” means January 17, 2014.

“COF Rate” has the meaning assigned to such term in Section 2.14(a).

“Co-Syndication Agent” means each of Fifth Third Bank, HSBC Bank USA, National Association and Santander Bank, N.A. in its capacity as co-syndication agent for the credit facilities evidenced by this Agreement.

“Impacted Interest Period” has the meaning assigned to such term in the definition of “LIBO Rate”.

“Initial Term Lender” means, as of any date of determination, each Lender having an Initial Term Loan Commitment or that holds Initial Term Loans.

“Initial Term Loan Commitment” means (a) as to any Initial Term Lender, such Initial Term Lender’s Applicable Percentage of the Initial Term Loans and (b) as to all Initial Term Lenders, the aggregate outstanding amount of all Initial Term Loans.

“Initial Term Loan Facility” means the loan facility hereunder pursuant to which Initial Term Lenders make Initial Term Loans pursuant to the terms of this Agreement.

“Initial Term Loans” means the term loans made by the Initial Term Lenders to the Parent on the Restatement Effective Date pursuant to the terms of this Agreement. The aggregate outstanding principal amount of the Initial Term Loans as of the Amendment No. 1 Effective Date is $96,250,000 and each Initial Term Lender’s respective portion of the Initial Term Loans on the Amendment No. 1 Effective Date is set forth on Schedule 2.01.

“Interpolated Rate” means, at any time, the rate per annum determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBOR Screen Rate for the longest period (for which the LIBOR Screen Rate is available for the applicable currency) that is shorter than the Impacted Interest Period and (b) the LIBOR Screen Rate for the shortest period (for which the LIBOR Screen Rate is available for the applicable currency) that exceeds the Impacted Interest Period, in each case, at such time.

“LIBOR Screen Rate” has the meaning assigned to such term in the definition of “LIBO Rate”.

“Reference Bank Rate” means the arithmetic mean of the rates (rounded upwards to four decimal places) supplied to the Administrative Agent at its request by the Reference Banks (as the case may be) as of the applicable time on the Quotation Day for Loans in the applicable currency and the applicable Interest Period as the rate at which the relevant Reference Bank could borrow funds in the London interbank market in the relevant currency and for the relevant period, were it to do so by asking for and then accepting interbank offers in reasonable market size in that currency and for that period.

“Reference Banks” means the principal London offices of JPMorgan Chase Bank, N.A. and such other banks as may be appointed by the Administrative Agent in consultation with the Company and as agreed to by such bank.

“TARGET2 Day” means a day that TARGET2 is open for the settlement of payments in euro.

(b) The definition of “2016 Revolving Global Commitment” appearing in Section 1.01 of the Credit Agreement is hereby amended to amend and restate the final two sentences thereof in their entirety as follows:

“The amount of each Lender’s 2016 Revolving Global Commitment as of the Amendment No. 1 Effective Date is set forth on Schedule 2.01, or in the applicable documentation pursuant to which such Lender shall have assumed its 2016 Revolving Global Commitment pursuant to the terms hereof, as applicable. The aggregate amount of the 2016 Revolving Global Lenders’ 2016 Revolving Global Commitments as of the Amendment No. 1 Effective Date is $0.”

(c) The definition of “2018 Revolving Global Commitment” appearing in Section 1.01 of the Credit Agreement is hereby amended to amend and restate the final two sentences thereof in their entirety as follows:

“The amount of each Lender’s 2018 Revolving Global Commitment as of the Amendment No. 1 Effective Date is set forth on Schedule 2.01, or in the applicable documentation pursuant to which such Lender shall have assumed its 2018 Revolving Global Commitment pursuant to the terms hereof, as applicable. The aggregate amount of the 2018 Revolving Global Lenders’ 2018 Revolving Global Commitments as of the Amendment No. 1 Effective Date is $640,000,000.”

(d) The definition of “2018 Revolving US Commitment” appearing in Section 1.01 of the Credit Agreement is hereby amended to amend and restate the final two sentences thereof in their entirety as follows:

“The amount of each Lender’s 2018 Revolving US Commitment as of the Amendment No. 1 Effective Date is set forth on Schedule 2.01, or in the applicable documentation pursuant to which such Lender shall have assumed its 2018 Revolving US Commitment pursuant to the terms hereof, as applicable. The aggregate amount of the 2018 Revolving US Lenders’ 2018 Revolving US Commitments as of the Amendment No. 1 Effective Date is $0”

(e) The definition of “Adjusted LIBO Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Adjusted LIBO Rate” means, with respect to any Eurocurrency Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

(f) The definition of “Agreed Currencies” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Agreed Currencies” means (i) Dollars, (ii) euro, (iii) Swiss Francs and (iv) any other currency (x) that is a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars, (y) for which a LIBOR Screen Rate is available in the Administrative Agent’s determination and (z) that is agreed to by the Administrative Agent and each of the Global Facility Revolving Lenders.

(g) The definition of “Alternate Base Rate” appearing in Section 1.01 is hereby amended to delete the word “service” appearing in the second parenthetical therein and replace such word with “page”.

(h) The definition of “Applicable Percentage” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Applicable Percentage” means, with respect to any Lender, (a) with respect to Revolving Loans, LC Exposure or Swingline Loans, the percentage equal to a fraction the numerator of which is such Lender’s Revolving Commitment and the denominator of which is the aggregate Revolving Commitments of all Revolving Lenders (if the Revolving Commitments of any Class have terminated or expired, the Applicable Percentages shall be determined based upon the Revolving Commitments of such Class most recently in effect, giving effect to any assignments); provided that in the case of Section 2.24 when a Defaulting Lender shall exist, any such Defaulting Lender’s Revolving Commitment shall be disregarded in the calculation, (b) with respect to the Initial Term Loans, a percentage equal to a fraction the numerator of which is such Lender’s outstanding principal amount of the Initial Term Loans and the denominator of which is the aggregate outstanding principal amount of the Initial Term Loans of all Term Lenders and (c) with respect to the Additional Term Loans, a percentage equal to a fraction the numerator of which is such Lender’s outstanding principal amount of the Additional Term Loans and the denominator of which is the aggregate outstanding principal amount of the Additional Term Loans of all Term Lenders; provided that, with respect to the calculation set forth in the foregoing clauses (b) and (c), in the case of Section 2.24 when a Defaulting Lender shall exist, any such Defaulting Lender’s Term Loan Commitment shall be disregarded in the applicable calculation.

(i) The definition of “Change in Law” appearing in Section 1.01 of the Credit Agreement is hereby amended to insert a reference to “, implementation” immediately after the word “interpretation” appearing therein.

(j) The definition of “Class” appearing in Section 1.01 of the Credit Agreement is hereby amended to (x) delete the reference to “Term Loans” appearing in clause (a) thereof and replace it with “Initial Term Loans, Additional Term Loans”, (y) delete the reference to “a Term Loan Commitment” appearing in clause (b) thereof and replace it with “an Initial Term Loan Commitment, an Additional Term Loan Commitment” and (z) delete the reference to “a Term Lender” appearing in clause (c) thereof and replace it with “an Initial Term Lender, an Additional Term Lender”.

(k) The definition of “Co-Documentation Agent” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Co-Documentation Agent” means each of RBS Citizens, N.A., SunTrust Bank and Union Bank, N.A. in its capacity as co-documentation agent for the credit facilities evidenced by this Agreement.

(l) The definition of “Commitment” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Commitment” means, with respect to each Lender, the sum of such Lender’s 2016 Revolving Global Commitment, 2018 Revolving Global Commitment, 2018 Revolving US Commitment, Initial Term Loan Commitment and Additional Term Loan Commitment (if any). The amount of each Lender’s Revolving Commitment and Additional Term Loan Commitment as of the Amendment No. 1 Effective Date is set forth on Schedule 2.01, or in the Assignment and Assumption or other documentation contemplated hereby pursuant to which such Lender shall have assumed its Commitment, as applicable.

(m) The definition of “Consolidated EBITDA” appearing in Section 1.01 of the Credit Agreement is hereby amended to amend and restate the first sentence thereof in its entirety as follows:

“Consolidated EBITDA” means Consolidated Net Income plus, without duplication and to the extent deducted from revenues in determining Consolidated Net Income, (i) Consolidated Interest Expense, (ii) expense for income taxes paid or accrued, (iii) depreciation, (iv) amortization, (v) extraordinary, non-recurring or unusual non-cash expenses or losses incurred other than in the ordinary course of business, (vi) non-cash expenses related to share based compensation, (vii) non-cash losses on Swap Agreements that have a tenor of greater than 31 days and were entered into to hedge or mitigate risks to which the Parent or any Subsidiary has actual or reasonably anticipated exposure and (viii) non-cash losses on Dollar denominated intercompany financing loans that are revalued on non-Dollar functional currency legal entities minus, to the extent included in Consolidated Net Income, (1) interest income, (2) income tax credits and refunds (to the extent not netted from tax expense), (3) any cash payments made during such period in respect of items described in clauses (v) or (vi) above subsequent to the fiscal quarter in which the relevant non-cash expenses or losses were incurred, (4) extraordinary, unusual or non-recurring non-cash income or gains realized other than in the ordinary course of business, all calculated for the Parent and its Subsidiaries in accordance with GAAP on a consolidated basis, (5) non-cash gains on Swap Agreements that have a tenor of greater than 31 days and were entered into to hedge or mitigate risks to which the Parent or any Subsidiary has actual or reasonably anticipated exposure and (6) non-cash gains on Dollar denominated intercompany financing loans that are revalued on non-Dollar functional currency legal entities.

(n) The definition of “Facility” appearing in Section 1.01 of the Credit Agreement is hereby amended to delete the reference to “and the Term Loan Facility” appearing therein and replace it with “, the Initial Term Loan Facility and the Additional Term Loan Facility”.

(o) The definition of “LIBO Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“LIBO Rate” means, with respect to any Eurocurrency Borrowing denominated in any Agreed Currency and for any applicable Interest Period, the London interbank offered rate administered by the British Bankers Association (or any other Person that takes over the administration of such rate) for such Agreed Currency for a period equal in length to such Interest Period as displayed on pages LIBOR01 or LIBOR02 of the Reuters screen or, in the event such rate does not appear on either of such Reuters pages, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion (in each case the “LIBOR Screen Rate”) at approximately 11:00 a.m., London time, on the Quotation Day for such currency and Interest Period; provided that, if the LIBOR Screen Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement; provided, further, that if a LIBOR Screen Rate shall not be available at such time for such Interest Period (the “Impacted Interest Period”), then the LIBO Rate for such currency and such Interest Period shall be the Interpolated Rate; provided, that, if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. It is understood and agreed that all of the terms and conditions of this definition of “LIBO Rate” shall be subject to Section 2.14.

(p) The term “Mandatory Cost” and its related definition appearing in Section 1.01 of the Credit Agreement are hereby deleted in their entirety.

(q) The definition of “Quotation Day” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Quotation Day” means, with respect to any Eurocurrency Borrowing for any Interest Period, (i) if the currency is Pounds Sterling, the first day of such Interest Period, (ii) if the currency is euro, the day that is two (2) TARGET2 Days before the first day of such Interest Period, and (iii) for any other currency, two Business Days prior to the commencement of such Interest period (unless, in each case, market practice differs in the relevant market where the LIBO Rate for such currency is to be determined, in which case the Quotation Day will be determined by the Administrative Agent in accordance with market practice in such market (and if quotations would normally be given on more than one day, then the Quotation Day will be the last of those days)).

(r) The definition of “Statutory Reserve Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended by (x) replacing the term “Financial Services Authority” with the terms “Financial Conduct Authority, the Prudential Regulation Authority” and (y) deleting the phrase “, in the case of Dollar-denominated Loans,” appearing in the second sentence therein.

(s) The definition of “Syndication Agent” appearing in Section 1.01 of the Credit Agreement is hereby deleted in its entirety.

(t) The definition of “Term Lender” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Term Lender” means each Initial Term Loan Lender and each Additional Term Loan Lender.

(u) The definition of “Term Loan Commitment” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Term Loan Commitment” means the Initial Term Loan Commitment and the Additional Term Loan Commitment, as applicable.

(v) The definition of “Term Loan Facility” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Term Loan Facility” means the Initial Term Loan Facility and the Additional Term Loan Facility, as applicable.

(w) The definition of “Term Loans” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Term Loans” means the Initial Term Loans and the Additional Term Loans.

(x) Section 1.04 of the Credit Agreement is hereby amended to insert a new sentence at the end thereof as follows:

“Furthermore, notwithstanding the foregoing, the parties hereto agree that, solely in connection with the Company’s proposed relocation to the property located at 275 Wyman Street, Waltham, Massachusetts and so long as the Company does not acquire legal title to such property or dispose such property (or assets thereon), (x) the effects of Accounting Standards Codification 840-40-15-5 shall be disregarded in respect of all terms of an accounting or financial nature used herein and all computations of amounts and ratios referred to herein, in each case in respect of such property and (y) the Company shall not be deemed to be the owner of such property solely by virtue of such accounting standard.”

(y) Section 2.01(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(d) each Additional Term Lender with an Additional Term Loan Commitment agrees to make an Additional Term Loan to the Parent in Dollars on the Amendment No. 1 Effective Date, in an amount equal to such Lender’s

Additional Term Loan Commitment by making immediately available funds available to the Administrative Agent’s designated account, not later than the time specified by the Administrative Agent.”

(z) Section 2.09(a) of the Credit Agreement is hereby amended to amend and restate clause (i) thereof in its entirety to read as follows:

“(i) the Additional Term Loan Commitments shall terminate at 3:00 p.m. (New York City time) on the Amendment No. 1 Effective Date,”

(aa) Section 2.10 of the Credit Agreement is hereby amended to (x) delete the first reference to “Term Loans” appearing therein and replace it with “Initial Term Loans” and (y) insert the following immediately after the table appearing therein:

The Parent shall repay Additional Term Loans on each date set forth below in the aggregate principal amount set forth opposite such date (as adjusted from time to time pursuant to Section 2.11(a)):

Date	Amount

March 31, 2014	$796,875
June 30, 2014	$1,593,750
September 30, 2014	$1,593,750
December 31, 2014	$1,593,750
March 31, 2015	$1,593,750
June 30, 2015	$1,593,750
September 30, 2015	$1,593,750
December 31, 2015	$1,593,750
March 31, 2016	$1,593,750
June 30, 2016	$2,390,625
September 30, 2016	$2,390,625
December 31, 2016	$2,390,625
March 31, 2017	$2,390,625
June 30, 2017	$9,562,500
September 30, 2017	$9,562,500
December 31, 2017	$9,562,500

(bb) Section 2.14 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“SECTION 2.14. Alternate Rate of Interest.

(a) If at the time that the Administrative Agent shall seek to determine the LIBOR Screen Rate on the Quotation Day for any Interest Period for a Eurocurrency Borrowing, the LIBOR Screen Rate shall not be available for such Interest Period and/or for the applicable currency with respect to such Eurocurrency Borrowing for any reason, and the Administrative Agent shall reasonably determine that it is not possible to determine the Interpolated Rate (which conclusion shall be conclusive and binding absent manifest error), then the Reference Bank Rate shall be the LIBO Rate for such Interest Period for such

Eurocurrency Borrowing; provided that if the Reference Bank Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement; provided, further, however, that if less than two Reference Banks shall supply a rate to the Administrative Agent for purposes of determining the LIBO Rate for such Eurocurrency Borrowing, (i) if such Borrowing shall be requested in Dollars, then such Borrowing shall be made as an ABR Borrowing at the Alternate Base Rate and (ii) if such Borrowing shall be requested in any Foreign Currency, the LIBO Rate shall be equal to the cost to each Lender to fund its pro rata share of such Eurocurrency Borrowing (from whatever source and using whatever methodologies as such Lender may select in its reasonable discretion, such rate, the “COF Rate”).

(b) If prior to the commencement of any Interest Period for a Eurocurrency Borrowing:

(i) the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable, for a Loan in the applicable currency or for the applicable Interest Period; or

(ii) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for a Loan in the applicable currency or for the applicable Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the applicable Borrower and the relevant Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the applicable Borrower and the relevant Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurocurrency Borrowing in the applicable currency or for the applicable Interest Period, as the case may be, shall be ineffective, (ii) if any Borrowing Request requests a Eurocurrency Borrowing in Dollars, such Borrowing shall be made as an ABR Borrowing of the same Class under the same Facility (and if any Borrowing Request requests a Eurocurrency Borrowing in a Foreign Currency, then the LIBO Rate for such Eurocurrency Borrowing shall be the COF Rate); provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then the other Type of Borrowings shall be permitted.”

(cc) Section 2.15(a)(i) of the Credit Agreement is hereby amended to insert a reference to “, liquidity” immediately after the words “special deposit” appearing therein.

(dd) Section 2.20 of the Credit Agreement is hereby amended to (x) insert the words “after the Amendment No. 1 Effective Date” immediately after the words “The Company may from time to time” appearing at the beginning thereof and (y) delete the reference to “$200,000,000” appearing therein and replace it with “$100,000,000”.

(ee) Section 6.04 of the Credit Agreement is hereby amended to restate clause (g) thereof in its entirety as follows:

(g) investments in joint ventures or other minority interests in a business or line of business permitted with respect to the Loan Parties and the Subsidiaries under this Agreement; provided that the aggregate outstanding amount of all such investments in joint ventures and minority interests pursuant to this clause (g) does not exceed $100,000,000 in the aggregate. For the avoidance of doubt, investments in joint ventures or other minority interests that subsequently transition into the status of (and remain) a Subsidiary shall not utilize the foregoing $100,000,000 and such investments shall instead by governed by Section 6.04(d);

(ff) The eighth paragraph of Article VII of the Credit Agreement is hereby amended to delete each reference to “Syndication Agent” appearing therein and replace each such reference with “Co-Syndication Agent” in each case.

(gg) Section 9.02(c) of the Credit Agreement is hereby amended to delete the reference to “the initial Term Loans” appearing therein and replace it with “the Initial Term Loans, the Additional Term Loans”.

(hh) Fifth Third Bank shall continue as a Co-Syndication Agent, and each of HSBC Bank USA, National Association and Santander Bank, N.A. are hereby designated as a Co-Syndication Agent, in each case for the credit facilities evidenced by the Credit Agreement. RBS Citizens, N.A. shall continue as a Co-Documentation Agent, and each of SunTrust Bank and Union Bank, N.A. are hereby designated as a Co-Documentation Agent, in each case for the credit facilities evidenced by the Credit Agreement. Accordingly, the cover page of the Credit Agreement and the introductory paragraph to the Credit Agreement are hereby amended to (i) refer to Fifth Third Bank, HSBC Bank USA, National Association and Santander Bank, N.A. as Co-Syndication Agents, (ii) delete the reference to HSBC Bank USA, National Association as a Co-Documentation Agent and (iii) refer to RBS Citizens, N.A., SunTrust Bank and Union Bank as Co-Documentation Agents.

(ii) The 2018 Revolving Global Commitments of certain of the Lenders (the “Increasing Lenders”) are hereby increased as set forth on Annex A attached hereto. The New Lenders (defined below) are hereby deemed to be Lenders for all purposes of the Loan Documents. Accordingly, Schedule 2.01 to the Credit Agreement is replaced in its entirety with Schedule 2.01 attached hereto as Annex A.

(jj) Schedule 2.02 of the Credit Agreement is hereby deleted in its entirety.

2. New Lenders.

(a) Each of the undersigned financial institutions that is not a party to the Credit Agreement prior to the Amendment No. 1 Effective Date (each, a “New Lender”) agrees to be bound by the provisions of the Credit Agreement and agrees that it shall, on the Amendment No. 1 Effective Date, become a Lender for all purposes of the Credit Agreement, with a 2018 Revolving Global Commitment as set forth on Schedule 2.01 attached hereto as Annex A.

(b) Each undersigned New Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and by the Credit Agreement and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to become a Lender, (iii) from and after the Amendment No. 1 Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, and (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent, any Lender or the Issuing Bank; and (b) agrees that it will (i) independently and without reliance on the Administrative Agent or any Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents, and (ii) perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender.

3. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (i) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, the Lenders (including each Increasing Lender and each New Lender) and the Administrative Agent, (ii) the Administrative Agent shall have received counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Subsidiary Guarantors, (iii) the Administrative Agent shall have received such opinions, instruments and documents as are reasonably requested by the Administrative Agent, (iv) the Administrative Agent shall have received payment and/or reimbursement of the Administrative Agent’s and its affiliates fees and expenses (including, to the extent invoiced, fees and expenses of counsels for the Administrative Agent) in connection with this Amendment and the other Loan Documents, (v) The Administrative Agent shall have received, for the account of each Increasing Lender and each New Lender that delivers its executed signature page to this Amendment by no later than the date and time specified by the Administrative Agent, an upfront fee in an amount equal to the amount previously disclosed to the Increasing Lenders and the New Lenders and (vi) the Administrative Agent shall have made such reallocations of each Lender’s 2018 Revolving Global Applicable Percentage of the 2018 Revolving Global Credit Exposure under the Credit Agreement (including the New Lenders) as are necessary in order that the 2018 Revolving Global Credit Exposure with respect to such Lender reflects such Lender’s 2018 Revolving Global Applicable Percentage of the 2018 Revolving Global Credit Exposure under the Credit Agreement as amended hereby. The Borrowers hereby agree to compensate each Lender for any and all losses, costs and expenses incurred by such Lender in connection with the sale and assignment of any Eurocurrency Loans and the reallocation described in clause (vi) above, in each case on the terms and in the manner set forth in Section 2.16 of the Credit Agreement.

4. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of such Person and are enforceable against such Person in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties of each of the Parent and the other Borrowers set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects (except to the extent such representation or warranty is qualified by materiality or Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects) as of the date hereof.

5. Reference to and Effect on the Credit Agreement and the other Loan Documents.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) The Credit Agreement, the Loan Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d) This Amendment is a “Loan Document” under (and as defined in) the Credit Agreement.

6. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

VISTAPRINT N.V.,
as a Borrower

By:	/s/ Ernst Teunissen
Name:	Ernst Teunissen
Title:	Chief Financial Officer

VISTAPRINT LIMITED, as a Borrower

By:	/s/ Ernst Teunissen
Name:	Ernst Teunissen
Title:	President and Chairman

VISTAPRINT SCHWEIZ GMBH, as a Borrower

By:	/s/ Ernst Teunissen
Name:	Ernst Teunissen
Title:	Managing Director

VISTAPRINT B.V., as a Borrower

By:	/s/ Ernst Teunissen
Name:	Ernst Teunissen
Title:	Managing Director

VISTAPRINT USA, INCORPORATED, as a Borrower

By:	/s/ Lawrence Gold
Name:	Lawrence Gold
Title:	Senior Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of October 21, 2011, as amended and restated as of February 8, 2013

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JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as the Swingline Lender, as the Issuing Bank and as Administrative Agent

By:	/s/ Daglas Panchal
Name:	Daglas Panchal
Title:	Vice President

FIFTH THIRD BANK,
as a Lender

By	/s/ Suneel S. Gill
	Name:	Suneel S. Gill
	Title:	Managing Director

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By	/s/ Manuel Burgueño
	Name:	Manuel Burgueño
	Title:	Senior Vice President

SANTANDER BANK, N.A.,
as a Lender

By	/s/ Scott Wollard
	Name:	Scott Wollard
	Title:	Managing Director

UNION BANK, N.A.,
as a Lender

By	/s/ Christine Davis
	Name:	Christine Davis
	Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of October 21, 2011, as amended and restated as of February 8, 2013

Vistaprint Limited et al

SunTrust Bank,
as a New Lender

By	/s/ Cynthia Burton
	Name:	Cynthia Burton
	Title:	Vice President

RBS CITIZENS, N.A.,
as a Lender

By	/s/ Stephen F. O’Sullivan
	Name:	Stephen F. O’Sullivan
	Title:	Senior Vice President

BARCLAYS BANK PLC,
as a Lender

By	/s/ Ronnie Glenn
	Name:	Ronnie Glenn
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By	/s/ Robert M. Martin
	Name:	Robert M. Martin
	Title:	Senior Vice President

WELLS FARGO BANK NA, LONDON BRANCH,
as a Lender

By	/s/ Martha Woods
	Name:	Martha Woods
	Title:	Senior Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of October 21, 2011, as amended and restated as of February 8, 2013

Vistaprint Limited et al

BANK OF AMERICA, N.A.,
as a Lender

By	/s/ Jean S. Manthorne
	Name:	Jean S. Manthorne
	Title:	Senior Vice President

KEYBANK NATIONAL ASSOCIATION,
as a New Lender

By	/s/ James A. Gelle
	Name:	James A. Gelle
	Title:	Vice President

CAPITAL ONE, NATIONAL ASSOCIATION,
as a New Lender

By	/s/ Andrew J. Bella
	Name:	Andrew J. Bella
	Title:	Senior Vice President

FIRST NIAGARA BANK, N.A.,
as a Lender

By	/s/ Robert Dellatorre
	Name:	Robert Dellatorre
	Title:	Vice President

GOLDMAN SACHS BANK USA,
as a Lender

By	/s/ Ashwin Ramakrishna
	Name:	Ashwin Ramakrishna
	Title:	Authorized Signatory

Signature Page to Amendment No. 1 to

Credit Agreement dated as of October 21, 2011, as amended and restated as of February 8, 2013

Vistaprint Limited et al

Annex A

SCHEDULE 2.01

COMMITMENTS

Lender	2016 Revolving Global Commitment	2018 Revolving Global Commitment	2018 Revolving US Commitment	Outstanding Initial Term Loans as of the Amendment No. 1 Effective Date	Additional Term Loan Commitment

JPMorgan Chase Bank, N.A.	$0	$81,789,717.28	$0	$15,808,148.74	$2,402,133.98

Fifth Third Bank	$0	$75,834,801.76	$0	$19,250,000.00	$2,415,198.24

HSBC Bank USA, National Association	$0	$72,801,321.59	$0	$15,881,250.00	$6,317,428.41

Santander Bank, N.A.	$0	$71,176,211.45	$0	$7,218,750.00	$14,105,038.55

Union Bank, N.A.	$0	$59,007,639.55	$0	$5,848,101.26	$10,144,259.19

SunTrust Bank	$0	$55,877,092.51	$0	$0	$16,191,657.49

RBS Citizens, N.A.	$0	$50,500,000.00	$0	$13,956,250.00	$0

Barclays Bank PLC	$0	$40,000,000.00	$0	$0	$0

PNC Bank, National Association	$0	$31,000,000.00	$0	$8,662,500.00	$0

Wells Fargo Bank NA, London Branch	$0	$24,022,026.43	$0	$4,812,500.00	$1,165,473.57

Bank of America, N.A.	$0	$18,876,651.98	$0	$4,812,500.00	$1,123,348.02

KeyBank National Association	$0	$13,955,947.14	$0	$0	$4,044,052.86

Capital One, National Association	$0	$13,955,947.14	$0	$0	$4,044,052.86

First Niagara Bank, N.A.	$0	$16,202,643.17	$0	$0	$1,797,356.83

Goldman Sachs Bank USA	$0	$15,000,000.00	$0	$0	$0

Aggregate Commitments	$0	$640,000,000.00	$0	$96,250,000.00	$63,750,000.00